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                                                             Exhibit 23(a)
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                      CONSENT OF INDEPENDENT ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-8 of our reports dated February 17, 1995 included or incorporated by reference in AMP Incorporated's Form 10-K for the year ended December 31, 1994.


                                    ARTHUR ANDERSEN LLP

Philadelphia, Pennsylvania
June 29, 1995


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